                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT


     This Agreement, made and entered into this 8th day of December, 1988, by and between SECURITY EQUITY FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY MANAGEMENT COMPANY, a Kansas corporation (hereinafter referred to as "SMC");

     WITNESSETH:

     WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

     WHERE, SMC is willing to provide investment research and advice, general administrative, fund accounting, transfer agency, and dividend disbursing services to the Fund on the terms and conditions hereinafter set forth and to arrange for the provision of all other services (except for those services specifically excluded in this Agreement) required by the Fund, including custodial, legal, auditing and printing;

     NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

 1. EMPLOYMENT OF SMC. The Fund hereby employs SMC to (a) act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein; (b) to provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference; and (c) to arrange for, monitor, and bear the expense of, the provision to the Fund of all other services required by the Fund, including but not limited to services of independent accountants, legal counsel, custodial services and printing. SMC may, in accordance with all applicable legal requirements, engage the services of other persons or entities, regardless of any affiliation with SMC, to provide services to the Fund under this Agreement. SMC agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify and shall use reasonable care in selecting and monitoring the performance of third parties, who perform services for the Fund. SMC shall not guarantee the performance of such persons.

     SMC hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

 2.  ALLOCATION OF EXPENSES AND CHARGES.

     (A) EXPENSES OF SMC. SMC shall pay all expenses in connection with the performance of its services under this Agreement, including all fees and charges of third parties providing services to the Fund, whether or not such expenses are billed to SMC or the Fund, except as otherwise provided herein.

     (B) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay, or reimburse SMC for the payment of, the following described expenses of the Fund whether or not billed to the Fund, SMC or any related entity;

            (i)  brokerage fees and commissions;

           (ii)  taxes;

          (iii)  interest expenses; and

           (iv) any extraordinary expenses approved by the Board of Directors of the Fund.

 3.  COMPENSATION OF SMC.

     (a) In consideration of the services to be rendered by SMC pursuant to this Agreement, the Fund shall pay SMC an annual fee equal to 2% of the first $10 million of the average net assets of the Fund, and 1 1/2% of the next $20 million of the average net assets, and 1% of the remaining average net assets of the Fund for any fiscal year, determined and payable monthly. If this Agreement shall be effective for only a portion of a year in which a fee is owed, then SMC's compensation for the year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of the Fund shall be computed in the same manner as the value of such net assets is computed in connection with the determination of the net asset value of the shares of the Fund as described in the Fund's Prospectus and Statement of Additional Information.

     (b) For each of the Fund's full fiscal years during which this Agreement remains in force, SMC agrees that if the total annual expenses of the Fund, exclusive of those expenses listed in paragraph 2(b) of this Agreement, but inclusive of SMC's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, SMC will contribute to the Fund such funds or waive that portion of its fee on a monthly basis as may be necessary to insure that its total expenses will not exceed any state limitation. If this paragraph of the Agreement shall be effective for only a portion of one of the Fund's fiscal years, then the maximum annual expenses shall be prorated for such portion.

 4.  INVESTMENT ADVISORY DUTIES.

     (A) INVESTMENT ADVICE. SMC shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by SMC to the Fund under this paragraph 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended. SMC shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

     (B)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

            (i) Transactions in portfolio securities shall be effected by SMC, through brokers or otherwise, in the manner permitted in this paragraph 4 and in such manner as SMC shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

           (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, SMC may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

          (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus or Statement of
                 Additional Information, SMC is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the SMC. Such allocations shall be in such amounts and proportions as SMC may determine. If the transaction is directed to a broker providing brokerage and research services to SMC, the commission paid for such transactions may be in excess of the commission another broker would have charged for effecting that transaction, if SMC shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of SMC with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

           (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, SMC shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

            (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of SMC, better price or execution can be obtained by utilizing the services of a broker.

     (C) SMC NOT TO RECEIVE COMMISSIONS. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither SMC nor any officer or director of SMC shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 3 above. If SMC, or any "affiliated person" (as defined in the 1940 Act) receives any cash, credits, commissions or tender fees from any person in connection with transactions in portfolio securities of the Fund (including but not limited to the tender or delivery of any securities held in such portfolio), SMC shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to SMC.

     (D) LIMITATION OF LIABILITY OF SMC WITH RESPECT TO RENDERING INVESTMENT ADVISORY SERVICES. So long as SMC shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, SMC shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect SMC against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this paragraph 4. As used in this paragraph 4, "SMC" shall include directors, officers and employees of SMC, as well as that corporation itself.

 5.  ADMINISTRATIVE AND TRANSFER AGENCY SERVICES.

     (A)  RESPONSIBILITIES  OF SMC.  SMC  will  provide  the Fund  with  general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference. SMC agrees to maintain sufficient trained personnel and equipment and supplies to perform such services in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify, and otherwise perform such services in an accurate, timely, and efficient manner.

     (B) INSURANCE. The Fund and SMC agree to procure and maintain, separately or as joint insureds with themselves, their directors, employees, agents and others, and other investment companies for which SMC acts as investment adviser and transfer agent, a policy or policies of insurance against loss arising from breaches of trust, errors and omissions, and a fidelity bond meeting the requirements of the 1940 Act, in the amounts and with such deductibles as may be agreed upon from time to time. SMC shall be solely responsible for the payment of premiums due for such policies.

     (C)  REGISTRATION AND COMPLIANCE.

           (i) SMC represents that as of the date of this Agreement it is registered as a transfer agent with the Securities and Exchange Commission ("SEC") pursuant to Subsection 17A of the Securities and Exchange Act of 1934 and the rules and regulations thereunder, and agrees to maintain said registration and comply with all of the requirements of said Act, rules and regulations so long as this Agreement remains in force.

          (ii) The Fund represents that it is a diversified management investment company registered with the SEC in accordance with the 1940 Act and the rules and regulations thereunder, and authorized to sell its shares pursuant to said Act, the 1933 Act and the rules and regulations thereunder.

     (D) LIABILITY AND INDEMNIFICATION WITH RESPECT TO RENDERING ADMINISTRATIVE AND TRANSFER AGENCY SERVICES. SMC shall be liable for any actual losses, claims, damages or expenses (including any reasonable counsel fees and expenses) resulting from SMC's bad faith, willful misfeasance, reckless disregard of its obligations and duties, negligence or failure to properly perform any of its responsibilities or duties under this Section 5. SMC shall not be liable and shall be indemnified and held harmless by the Fund, for any claim, demand or action brought against it arising out of or in connection with:

           (i) The bad faith, willful misfeasance, reckless disregard of its duties or negligence by the Board of Directors of the Fund, or SMC's acting upon any instructions properly executed or and authorized by the Board of Directors of the Fund;

          (ii) SMC acting in reliance upon advice given by independent counsel retained by the Board of Directors of the Fund.

          In the event that SMC requests the Fund to indemnify or hold it harmless hereunder, SMC shall use its best efforts to inform the Fund of the relevant facts concerning the matter in question. SMC shall use reasonable care to identify and promptly notify the Fund concerning any matter which presents, or appears likely to present, a claim for indemnification against the Fund.

          The Fund shall have the election of defending SMC against any claim which may be the subject of indemnification hereunder. In the event the Fund so elects, it will so notify SMC and thereupon the Fund shall take over defenses of the claim, and if so requested by the Fund, SMC shall incur no further legal or other claims related thereto for which it would be entitled to indemnity hereunder provided, however, that nothing herein contained shall prevent SMC from retaining, at its own expense, counsel to defend any claim. Except with the Fund's prior consent, SMC shall in no event confess any claim or make any compromise in any matter in which the Fund will be asked to indemnify or hold SMC harmless hereunder.

               PUNITIVE DAMAGES. SMC shall not be liable to the Fund, or any third party, for punitive, exemplary, indirect, special or consequential damages (even if SMC has been advised of the possibility of such damage) arising from its obligations and the services provided under this paragraph 5, including but not limited to loss of profits, loss of use of the shareholder accounting system, cost of capital and expenses of substitute facilities, programs or services.

               FORCE MAJEURE. Anything in this paragraph 5 to the contrary notwithstanding, SMC shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, earthquake, acts of God, insurrection, war, riot, failure of communication or interruption.

     (E) DELEGATION OF DUTIES. SMC may, at its discretion, delegate, assign, or subcontract any of the duties, responsibilities and services governed by this paragraph 5, to its parent company, Security Benefit Group, Inc. or any of its affiliates, whether or not by formal written agreement. SMC shall, however, retain ultimate responsibility to the Fund, and shall implement such reasonable procedures as may be necessary, for assuring that any duties, responsibilities or services so assigned, subcontracted or delegated are performed in conformity with the terms and conditions of this Agreement.

 6. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent SMC or any officer thereof from acting as investment adviser, administrator or transfer agent for any other person, firm or corporation, nor shall it in any way limit or restrict SMC or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that SMC expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that SMC acts as investment adviser, administrator and transfer agent to other investment companies, and it expressly consents to SMC acting as such; provided, however, that if in the opinion of SMC, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

 7. AMENDMENT. This Agreement and the schedules forming a part hereof may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in SMC's obligations hereunder shall be subject to SMC's approval, which shall not be unreasonably withheld.

 8. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective on January 31, 1989, provided that on December 8, 1988, it is approved by a majority of the holders of the outstanding voting securities of the Fund. This Agreement shall continue in effect until January 1, 1990, and for successive 12-month periods thereafter, unless terminated, provided that each such continuance is specifically approved at least annually by
     (a) the vote of a majority of the entire Board of Directors of the Fund, and the vote of the majority of those directors who are not parties to this Agreement or interested persons (as such terms are defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     Upon this Agreement becoming effective, any previous Agreement between the Fund and SMC providing for investment advisory, administrative or transfer agency services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

     This Agreement may be terminated at any time without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the Fund, or by SMC, in each case on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

 9. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

10. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                                   SECURITY EQUITY FUND

                                                   By  Michael J. Provines
                                                       -------------------------
                                                       President
(Corporate Seal)

ATTEST:

Amy J. Lee
-------------------------
Secretary
                                                   SECURITY MANAGEMENT COMPANY

                                                   By  Michael J. Provines
                                                       -------------------------
                                                       President
(Corporate Seal)

ATTEST:

Amy J. Lee
-------------------------
Secretary

                                   SCHEDULE A
                  INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

     SCHEDULE OF ADMINISTRATIVE AND FUND ACCOUNTING FACILITIES AND SERVICES


     Security Management Company agrees to provide the Fund the following administrative facilities and services.

 1.  FUND AND PORTFOLIO ACCOUNTING

     a.  Maintenance of Fund General Ledger and Journal.

     b.  Preparing and recording disbursements for direct Fund expenses.

     c.  Preparing daily money transfers.

     d.  Reconciliation of all Fund bank and custodian accounts.

     e.  Assisting Fund independent auditors as appropriate.

     f.  Prepare daily projection of available cash balances.

     g. Record trading activity for purposes of determining net asset values and daily dividend.

     h. Prepare daily portfolio evaluation report to value portfolio securities and determine daily accrued income.

     i.  Determine the daily net asset value per share.

     j. Determine the daily, monthly, quarterly, semiannual or annual dividend per share.

     k.  Prepare monthly, quarterly, semiannual and annual financial statements.

     l. Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory agencies as required.

     m. Provide financial, yield, net asset value, etc. information to NASD and other survey and statistical agencies as instructed by the Fund.

     n.  Reports  to  the  Audit  Committee  of  the  Board  of  Directors,   if
         applicable.

 2.  LEGAL

     a. Provide registration and other administrative services necessary to qualify the shares of the Fund for sale in those jurisdictions determined from time to time by the Fund's Board of Directors (commonly known as "Blue Sky Registration").

     b. Provide registration with and reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933.

     c.  Prepare  and  review  Fund   Prospectus  and  Statement  of  Additional
         Information.

     d. Prepare proxy statements and oversee proxy tabulation for annual meetings.

     e.  Prepare Board materials and maintain minutes of the Board meetings.

     f. Draft, review and maintain contractual agreements between Fund and Investment Adviser, Custodian, Distributor and Transfer Agent.

     g.  Oversee   printing   of  proxy   statements,   financial   reports   to
         shareholders, prospectus and Statements of Additional Information.

     h. Provide legal advice and oversight regarding shareholder transactions, administrative services, compliance with contractual agreements and the provisions of the 1940 and 1933 Acts.


                   SCHEDULE OF SHARE TRANSFER AND DIVIDEND DISBURSING SERVICES


     Security Management Company agrees to provide the Fund the following transfer agency and dividend disbursing service.

 1.  Maintenance of shareholder accounts, including processing of new accounts.

 2.  Posting  address  changes  and  other  file   maintenance  for  shareholder
     accounts.

 3.  Posting all transactions to the shareholder file, including:

     a.  Direct purchases.

     b.  Wire order purchases.

     c.  Direct redemptions.

     d.  Wire order redemptions.

     e.  Draft redemptions.

     f.  Direct exchanges.

     g.  Transfers.

     h.  Certificate issuances.

     i.  Certificate deposits.

 4.  Monitor fiduciary processing, insuring accuracy and deduction of fees.

 5. Prepare daily reconciliation's of shareholder processing to money movement instructions.

 6.  Handle bounced check  collections.  Immediately  liquidate shares purchased
     and  return  to  the  shareholder   the  check  and   confirmation  of  the
     transaction.

 7.  Issuing all checks and stopping and replacing lost checks.

 8.  Draft clearing services.

     a.  Maintenance of signature cards and appropriate corporate resolutions.

     b. Comparison of the signature on the check to the signatures on the signature card for the purpose of paying the face amount of the check only.

     c. Receiving checks presented for payment and liquidating shares after verifying account balance.

     d.  Ordering checks in quantity specified by the Fund for the shareholder.

 9.  Mailing   confirmations,   checks  and/or   certificates   resulting   from
     transaction requests to shareholders.

10.  Performing all of the Fund's other mailings, including:

     a.  Dividend and capital gain distributions.

     b.  Semiannual and annual reports.

     c.  1099/year-end shareholder reporting.

     d.  Systematic withdrawal plan payments.

     e.  Daily confirmations.

11. Answering all service related telephone inquiries from shareholders and others, including:

     a.  General and policy inquiries (research and resolve problems).

     b.  Fund yield inquiries.

     c. Taking shareholder processing requests and account maintenance changes by telephone as described above.

     d.  Submit pending requests to correspondence.

     e.  Monitor on-line statistical performance of unit.

     f.  Develop reports on telephone activity.

12.  Respond to written inquiries (research and resolve problems), including:

     a.  Initiate   shareholder   account    reconciliation    proceeding   when
         appropriate.

     b.  Notify shareholder of bounced investment checks.

     c.  Respond to financial institutions regarding verification of deposit.

     d.  Initiate proceedings regarding lost certificates.

     e.  Respond to complaints and log activities.

     f.  Correspondence control.

13. Maintaining and retrieving all required past history for shareholders and provide research capabilities as follows:

     a.  Daily   monitoring  of  all  processing   activity  to  verify  back-up
         documentation.

     b.  Provide exception reports.

     c.  Microfilming.

     d.  Storage, retrieval and archive.

14.  Prepare materials for annual meetings.

     a.  Address and mail annual proxy and related material.

     b.  Prepare and submit to Fund an affidavit of mailing.

     c. Furnish certified list of shareholders (hard copy or microfilm) and inspectors of elections.

15.  Report and remit as necessary for state escheat requirements.

Approved:      Fund         M. J. PROVINES             SMC        M. J. PROVINES
                   -------------------------------        ----------------------

            AMENDMENT TO INVESTMENT MANAGEMENT AND SERVICES AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Management Company ("SMC") are parties to an Investment Management and Services Agreement dated December 8, 1988 (the "Agreement"), under which SMC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Agreement;

WHEREAS, on July 23, 1993, the Board of Directors of the Fund authorized the Fund to offer shares of the Fund in two separate series, the Equity Series and the Global Series, with each series representing separate interests in a separate portfolio of securities and other assets;

WHEREAS, on July 23, 1993, the Board of Directors of the Fund further authorized the Fund to offer its shares in two classes, Class A shares and Class B shares;

WHEREAS, the Fund had previously issued shares, now designated as Class A shares of the Equity Series, with respect to which SMC had previously provided the services set forth in this Agreement;

WHEREAS, on July 23, 1993, the Board of Directors of the Fund voted to amend this Agreement to provide that SMC would provide services to the Global Series of the Fund pursuant to this Agreement;

WHEREAS, the Fund has adopted a Distribution Plan with respect to its Class B shares and, as a result, such shares are subject to distribution fees to which Class A shares are not subject;

WHEREAS, the distribution fees associated with Class B shares require the amendment of the Agreement relative to that class of shares;

WHEREAS, the changes to the Agreement which are contemplated by this Amendment do not affect the interests of Class A shareholders of the Equity Series; and

WHEREAS, on October 1, 1993, the initial shareholder of Class B shares of the Equity Series and Class A and Class B shares of the Global Series approved such amendment to this Agreement;

NOW, THEREFORE, the Fund and SMC hereby amend the Investment Management and Services Agreement, dated December 8, 1988, effective October 1, 1993, as follows:

A. SMC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Global Series of the Fund pursuant to the terms and conditions set forth in the Agreement, as amended in sections B and C below.

B. Paragraph 2(b) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

    (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay, or reimburse SMC for the payment of, the following described expenses of the Fund whether or not billed to the Fund, SMC or any related entity;

            (i)  brokerage fees and commissions;

           (ii)  taxes;

          (iii)  interest expenses;

           (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

            (v)  distribution  fees paid under the Fund's  Class B  Distribution
                 Plan.

C. Paragraph 3(a) and (b) shall be deleted in their entirety and the following paragraphs inserted in lieu thereof:

    3.   COMPENSATION OF SMC

         (a) As compensation for the services to be rendered by SMC as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay SMC an annual fee equal to 2 percent of the first $10 million of the average net assets, 1 1/2percent of the next $20 million of the average net assets, and 1 percent of the remaining average net assets of the Equity Series of the Fund for any fiscal year, and 2 percent of the first $70 million of the average net assets and 1 1/2 percent of the remaining average net assets of the Global Series of the Fund for any fiscal year. Such fees shall be determined and payable monthly. If this Agreement shall be effective for only a portion of a year, then SMC's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

         (b) For each of the Fund's fiscal years this Agreement remains in force, SMC agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class B Distribution Plan, but inclusive of SMC's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, SMC will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

D. Paragraph 5(e) shall be deleted in its entirety and the following inserted in lieu thereof:

    5.   (e)  DELEGATION OF DUTIES

              SMC may, at its discretion, delegate, assign or subcontract any of the duties, responsibilities and services governed by this agreement, to its parent company, Security Benefit Group, Inc., whether or not by formal written agreement, or to any third party, provided that such arrangement with a third party has been approved by the Board of Directors of the Fund. SMC shall, however, retain ultimate responsibility to the Fund and shall implement such reasonable procedures as may be necessary for assuring that any duties, responsibilities or services so assigned, subcontracted or delegated are performed in conformity with the terms and conditions of this agreement.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Investment Management and Services Agreement this 1st day of October 1993.

                                                  SECURITY EQUITY FUND

ATTEST:                                           By:  M. J. PROVINES
                                                       -------------------------
Amy J. Lee
-------------------------
Amy J. Lee, Secretary
                                                  SECURITY MANAGEMENT COMPANY

                                                  By:  M. J. PROVINES
                                                       -------------------------
ATTEST:

Amy J. Lee
-------------------------
Amy J. Lee, Secretary

                                  AMENDMENT TO
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Management Company ("SMC") are parties to an Investment Management and Services Agreement, dated December 8, 1988, as amended (the "Agreement"), under which SMC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Agreement;

WHEREAS, on April 3, 1995, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Asset Allocation Series, in addition to its presently offered series of common stock of Equity Series and Global Series, with each series representing separate interests in a separate portfolio of securities and other assets;

WHEREAS, on April 3, 1995, the Board of Directors of the Fund further authorized the Fund to offer shares of the Asset Allocation Series in two classes, designated Class A shares and Class B shares;

WHEREAS, on April 3, 1995, the Board of Directors of the Fund approved the amendment of the Agreement to provide that SMC would provide investment advisory and business management services to each class of common stock of the Asset Allocation Series of the Fund under the terms and conditions of the Agreement; and

WHEREAS, on April 18, 1995, the initial shareholder of the Asset Allocation Series approved such amendment to the Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and SMC hereby amend the Agreement, effective June 1, 1995, to provide that SMC shall provide all investment advisory services, general administrative, fund accounting, transfer agency and dividend disbursing services to the Asset Allocation Series of the Fund pursuant to the terms set forth in the Agreement, as amended on October 1, 1993 and as follows.

Paragraph 1 is deleted in its entirety and the following paragraph inserted in lieu thereof:

 1.  EMPLOYMENT OF SMC.

     The Fund hereby employs SMC to (a) act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein; (b) to provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference; and (c) to arrange for, and monitor, the provision to the Fund of all other services required by the Fund, including but not limited to services of independent accountants, legal counsel, custodial services and printing. SMC may, in accordance with all applicable legal requirements, engage the services of other persons or entities, regardless of any affiliation with SMC, to provide services to the Fund under this Agreement. SMC shall bear the expense of providing such other services to the Equity and Global Series. Asset Allocation Series shall bear the expense of such other services and all other expenses of the Series. SMC agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify and shall use reasonable care in selecting and monitoring the performance of third parties, who perform services for the Fund. SMC shall not guarantee the performance of such persons.

Paragraphs 2(a) and (b) shall be deleted in their entirety and the following paragraphs shall be inserted in lieu thereof:

          (a) EXPENSES OF SMC. SMC shall pay all expenses in connection with the performance of its services under this Agreement, including with respect to the Equity and Global Series, all fees and charges of third parties providing services to the Fund, whether or not such expenses are billed to SMC or the Fund, except as provided otherwise herein.

          (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SMC for the payment of the following described expenses of the Fund whether or not billed to the Fund, SMC or any related entity:

                 (i)  brokerage fees and commissions;

                (ii)  taxes;

               (iii)  interest expenses;

                (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

                 (v)  distribution   fees  paid   under  the   Fund's   Class  B
                      Distribution Plan;

          and, in addition to those expenses set forth above, Asset Allocation Series shall pay all expenses of the Series whether or not billed to the Fund, SMC or any related entity, including, but not limited to the following: Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements of additional information, notices and distributions to stockholders; costs of stockholder and other meetings; and expenses of maintaining the Fund's corporate existence.

Paragraph 3(a) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

 3.  COMPENSATION OF SMC.

     (a) As compensation for the services to be rendered by SMC to Equity Series and Global Series as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay SMC an annual fee equal to (1) 2 percent of the first $10 million of the average daily net assets, 1 1/2 percent of the next $20 million of the average daily net assets, and 1 percent of the remaining average daily net assets of the Equity Series of the Fund for any fiscal year, and (2) 2 percent of the first $70 million of the average daily net assets and 1 1/2 percent of the remaining average daily net assets of the Global Series of the Fund for any fiscal year. Such fees shall be determined daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC to Asset Allocation Series, for each of the years this agreement is in effect, the Asset Allocation Series shall pay SMC an annual fee equal to 1% of the average daily net assets of the Asset Allocation Series. As compensation for the administrative services to be rendered by SMC to Asset Allocation Series, the Asset Allocation Series shall pay SMC an annual fee equal to .045% of the average daily net assets of Asset Allocation Series, plus the greater of .10% of its average daily net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997, and (iii) $60,000 thereafter. Such fees shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SMC's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     For transfer agency services provided by SMC to Asset Allocation Series, Asset Allocation Series shall pay a Maintenance Fee of $8.00 per account, a Transaction Fee of $1.00 per account and a Dividend Fee of $1.00 per account.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Management and Services Agreement this 28th day of April, 1995.

                                                  SECURITY EQUITY FUND

                                             By:         John D. Cleland
                                                  ------------------------------
                                                    John D. Cleland, President
ATTEST:

Amy J. Lee
-------------------------
Amy J. Lee, Secretary
                                                  SECURITY MANAGEMENT COMPANY

                                             By:       Jeffrey B. Pantages
                                                  ------------------------------
                                                  Jeffrey B. Pantages, President
ATTEST:

Amy J. Lee
-------------------------
Amy J. Lee, Secretary

                                  AMENDMENT TO
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Management Company ("SMC") are parties to an Investment Management and Services Agreement, dated December 8, 1988, as amended (the "Agreement"), under which SMC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Agreement;

WHEREAS, on July 26, 1996, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Social Awareness Series, in addition to its presently offered series of common stock of Equity Series, Global Series, and Asset Allocation Series, with each series representing separate interests in a separate portfolio of securities and other assets;

WHEREAS, on July 26, 1996, the Board of Directors of the Fund further authorized the Fund to offer shares of the Social Awareness Series in two classes, designated Class A shares and Class B shares;

WHEREAS, on July 26, 1996, the Board of Directors of the Fund approved the amendment of the Agreement to provide that SMC would provide investment advisory and business management services to each class of common stock of the Social Awareness Series of the Fund under the terms and conditions of the Agreement; and

WHEREAS, this amendment to the Agreement is subject to the approval of the initial shareholder of the Social Awareness Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and SMC hereby amend the Agreement, effective October 30, 1996, to provide that SMC shall provide all investment advisory services, general administrative, fund accounting, transfer agency and dividend disbursing services to the Social Awareness Series of the Fund pursuant to the terms set forth in the Agreement, as amended and as follows.

Paragraph 1 is deleted in its entirety and the following paragraph inserted in lieu thereof:

 1.  EMPLOYMENT OF SMC.

The Fund hereby employs SMC to (a) act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein; (b) to provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference; and (c) to arrange for, and monitor, the provision to the Fund of all other services required by the Fund, including but not limited to services of independent accountants, legal counsel, custodial services and printing. SMC may, in accordance with all applicable legal requirements, engage the services of other persons or entities, regardless of any affiliation with SMC, to provide services to the Fund under this Agreement. SMC shall bear the expense of providing such other services to the Equity and Global Series. Asset Allocation Series and Social Awareness Series shall bear the expense of such other services and all other expenses of the Series. SMC agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify and shall use reasonable care in selecting and monitoring the performance of third parties, who perform services for the Fund. SMC shall not guarantee the performance of such persons.

Paragraphs 2(a) and (b) shall be deleted in their entirety and the following paragraphs shall be inserted in lieu thereof:

     (a) EXPENSES OF SMC. SMC shall pay all expenses in connection with the performance of its services under this Agreement, including with respect to the Equity and Global Series, all fees and charges of third parties providing services to the Fund, whether or not such expenses are billed to SMC or the Fund, except as provided otherwise herein.

     (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SMC for the payment of the following described expenses of the Fund whether or not billed to the Fund, SMC or any related entity:

       (i)  brokerage fees and commissions;

      (ii)  taxes;

     (iii)  interest expenses;

      (iv) any extraordinary expenses approved by the Board of directors of the Fund; and

       (v)  distribution fees paid under the Fund's Class B Distribution Plan;

     and, in addition to those expenses set forth above, Asset Allocation Series and Social Awareness Series shall pay all expenses of the Series whether or not billed to the Fund, SMC or any related entity, including, but not limited to the following: Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements of additional information, notices and distributions to stockholders; costs of stockholder and other meetings; and expenses of maintaining the Fund's corporate existence.

Paragraph 3(a) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

 3.  COMPENSATION OF SMC.

     (a) As compensation for the services to be rendered by SMC to Equity Series and Global Series as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay SMC an annual fee equal to (1) 2 percent of the first $10 million of the average daily net assets, 1 1/2 percent of the next $20 million of the average daily net assets, and 1 percent of the remaining average daily net assets of the Equity Series of the Fund for any fiscal year, and (2) 2 percent of the first $70 million of the average daily net assets and 1 1/2 percent of the remaining average daily net assets of the Global Series of the Fund for any fiscal year. Such fees shall be determined daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC to Asset Allocation Series and to Social Awareness Series, for each of the years this agreement is in effect, each of the Asset Allocation Series and Social Awareness Series shall pay SMC an annual fee equal to 1% of their respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC to Asset Allocation Series, the Asset Allocation Series shall pay SMC an annual fee equal to .045% of the average daily net assets of Asset Allocation Series, plus the greater of .10% of its average daily net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997, and (iii) $60,000 thereafter. Such fee shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC to Social Awareness Series, the Social Awareness Series shall pay SMC an annual fee equal to .09% of the average daily net assets of the Social Awareness Series. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SMC's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus. For transfer agency services provided by SMC to Asset Allocation Series and to Social Awareness Series, each such Series shall pay a Maintenance Fee of $8.00 per account, a Transaction Fee of $1.00 per account and a Dividend Fee of $1.00 per account.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Management and Services Agreement this 1st day of August, 1996.

                                                SECURITY EQUITY FUND

                                                By:  John D. Cleland
                                                     ---------------------------
                                                     John D. Cleland, President
ATTEST:

By:  Amy J. Lee
     -------------------------
     Amy J. Lee, Secretary
                                                SECURITY MANAGEMENT COMPANY

                                                By:  James R. Schmank
                                                     ---------------------------
                                                     James R. Schmank, President
ATTEST:

By:  Amy J. Lee
     -------------------------
     Amy J. Lee, Secretary

                                  AMENDMENT TO
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

WHEREAS, Security Equity Fund (the "Fund") and Security Management Company ("SMC") are parties to an Investment Management and Services Agreement, dated December 8, 1988, as amended (the "Agreement"), under which SMC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Agreement;

WHEREAS, on October 31, 1996, the operations of SMC, a Kansas corporation, will be transferred to Security Management Company, LLC ("SMC, LLC"), a Kansas limited liability company; and

WHEREAS, SMC, LLC desires to assume all rights, duties and obligations of SMC under the Agreement.

NOW THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. The Agreement is hereby amended to substitute SMC, LLC for SMC, with the same effect as though SMC, LLC were the originally named management company, effective November 1, 1996;

2. SMC, LLC agrees to assume the rights, duties and obligations of SMC pursuant to the terms of the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Investment Management and Services Agreement this 1st day of November, 1996.

SECURITY EQUITY FUND                       SECURITY MANAGEMENT COMPANY, LLC

By:   JOHN D. CLELAND                      By:  JAMES R. SCHMANK
      ------------------------------            --------------------------------
      John D. Cleland, President                James R. Schmank, President


ATTEST:                                    ATTEST:

AMY J. LEE                                 AMY J. LEE
------------------------------------       -------------------------------------
Amy J. Lee, Secretary                      Amy J. Lee, Secretary

                                  AMENDMENT TO
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

WHEREAS, Security Equity Fund (the "Fund") and Security Management Company, LLC ("SMC, LLC") are parties to an Investment Management and Services Agreement, dated December 8, 1988, as amended (the "Agreement"), under which SMC, LLC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Agreement;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Value Series, in addition to its presently offered series of common stock of Equity Series, Global Series, Asset Allocation Series, and Social Awareness Series, with each series representing separate interests in a separate portfolio of securities and other assets;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund further authorized the Fund to offer shares of the Value Series in two classes, designated Class A shares and Class B shares;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund approved the amendment of the Agreement to provide that SMC, LLC would provide investment advisory and business management services to each class of common stock of the Value Series of the Fund under the terms and conditions of the Agreement; and

WHEREAS, this amendment to the Agreement is subject to the approval of the initial shareholder of the Value Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and SMC, LLC hereby amend the Agreement, effective April 30, 1997, to provide that SMC, LLC shall provide all investment advisory services, general administrative, fund accounting, transfer agency and dividend disbursing services to the Value Series of the Fund pursuant to the terms set forth in the Agreement, as amended and as follows.

Paragraph 1 is deleted in its entirety and the following paragraph inserted in lieu thereof:

   1.  EMPLOYMENT OF SMC, LLC.

The Fund hereby employs SMC, LLC to (a) act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein; (b) provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference; and (c) arrange for, and monitor, the provision to the Fund of all other services required by the Fund, including but not limited to services of independent accountants, legal counsel, custodial services and printing. SMC, LLC may, in accordance with all applicable legal requirements, engage the services of other persons or entities, regardless of any affiliation with SMC, LLC, to provide services to the Fund under this Agreement. SMC, LLC shall bear the expense of providing such other services to the Equity and Global Series. Asset Allocation Series, Social Awareness Series and Value Series shall bear the expense of such other services and all other expenses of the Series. SMC, LLC agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify and shall use reasonable care in selecting and monitoring the performance of third parties, who perform services for the Fund. SMC, LLC shall not guarantee the performance of such persons.

Paragraphs 2(a) and (b) shall be deleted in their entirety and the following paragraphs shall be inserted in lieu thereof:

     (a) EXPENSES OF SMC, LLC. SMC, LLC shall pay all expenses in connection with the performance of its services under this Agreement, including with respect to the Equity and Global Series, all fees and charges of third parties providing services to the Fund, whether or not such expenses are billed to SMC, LLC or the Fund, except as provided otherwise herein.

     (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SMC, LLC for the payment of the following described expenses of the Fund whether or not billed to the Fund, SMC, LLC or any related entity:

       (i)  brokerage fees and commissions;

      (ii)  taxes;

     (iii)  interest expenses;

      (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

       (v)  distribution fees paid under the Fund's Class B Distribution Plan;

     and, in addition to those expenses set forth above, Asset Allocation Series, Social Awareness Series and Value Series shall pay all expenses of the Series whether or not billed to the Fund, SMC, LLC or any related entity, including, but not limited to the following: Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements of additional information, notices and distributions to stockholders; costs of stockholder and other meetings; and expenses of maintaining the Fund's corporate existence.

Paragraph 3(a) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

 3.  COMPENSATION OF SMC, LLC.

     (a) As compensation for the services to be rendered by SMC, LLC to Equity Series and Global Series as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay SMC, LLC an annual fee equal to
     (1) 2 percent of the first $10 million of the average daily net assets, 1 1/2 percent of the next $20 million of the average daily net assets, and 1 percent of the remaining average daily net assets of the Equity Series of the Fund for any fiscal year, and (2) 2 percent of the first $70 million of the average daily net assets and 1 1/2 percent of the remaining average daily net assets of the Global Series of the Fund for any fiscal year. Such fees shall be determined daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC, LLC to Asset Allocation Series, Social Awareness Series and Value Series, for each of the years this agreement is in effect, the Asset Allocation Series, Social Awareness Series and Value Series shall each pay SMC, LLC an annual fee equal to 1% of their respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC, LLC to Asset Allocation Series, the Asset Allocation Series shall pay SMC, LLC an annual fee equal to .045% of the average daily net assets of Asset Allocation Series, plus the greater of .10% of its average daily net assets or (i) $30,000 in the year ended April 29, 1996;
     (ii) $45,000 in the year ending April 29, 1997, and (iii) $60,000 thereafter. Such fees shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC, LLC to Social Awareness Series and Value Series, each such Series shall pay SMC, LLC an annual fee equal to .09% of their respective average daily net assets. Such fees shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SMC, LLC's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus. For transfer agency services provided by SMC, LCC to Asset Allocation Series, Social Awareness Series, and Value Series, each such Series shall pay a Maintenance Fee of $8.00 per account, a Transaction Fee of $1.00 per account and a Dividend Fee of $1.00 per account.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Management and Services Agreement this 12th day of March, 1997.

                                             SECURITY EQUITY FUND

                                             By:  John D. Cleland
                                                  ------------------------------
                                                  John D. Cleland, President
ATTEST:

By:  Amy J. Lee
     ------------------------------
     Amy J. Lee, Secretary
                                             SECURITY MANAGEMENT COMPANY, LLC

                                             By:  James R. Schmank
                                                  ------------------------------
                                                  James R. Schmank, President
ATTEST:

By:  Amy J. Lee
     ------------------------------
     Amy J. Lee, Secretary

                                  AMENDMENT TO
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Management Company, LLC ("SMC, LLC") are parties to an Investment Management and Services Agreement, dated December 8, 1988, as amended (the "Agreement"), under which SMC, LLC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Agreement;

WHEREAS, on July 25, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Small Company Series, in addition to its presently offered series of common stock of Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, and Value Series, with each series representing separate interests in a separate portfolio of securities and other assets;

WHEREAS, on July 25, 1997, the Board of Directors of the Fund further authorized the Fund to offer shares of the Small Company Series in two classes, designated Class A shares and Class B shares;

WHEREAS, on July 25, 1997, the Board of Directors of the Fund approved the amendment of the Agreement to provide that SMC, LLC would provide investment advisory and business management services to each class of common stock of the Small Company Series of the Fund under the terms and conditions of the Agreement; and

WHEREAS, this amendment to the Agreement is subject to the approval of the initial shareholder of the Small Company Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and SMC, LLC hereby amend the Agreement, effective October 15, 1997, to provide that SMC, LLC shall provide all investment advisory services, general administrative, fund accounting, transfer agency and dividend disbursing services to the Small Company Series of the Fund pursuant to the terms set forth in the Agreement, as amended and as follows.

Paragraph 1 is deleted in its entirety and the following paragraph inserted in lieu thereof:

     1.  EMPLOYMENT OF SMC, LLC.

The Fund hereby employs SMC, LLC to (a) act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein; (b) provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference; and (c) arrange for, and monitor, the provision to the Fund of all other services required by the Fund, including but not limited to services of independent accountants, legal counsel, custodial services and printing. SMC, LLC may, in accordance with all applicable legal requirements, engage the services of other persons or entities, regardless of any affiliation with SMC, LLC, to provide services to the Fund under this Agreement. SMC, LLC shall bear the expense of providing such other services to the Equity and Global Series. Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series shall bear the expense of such other services and all other expenses of the Series. SMC, LLC agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify and shall use reasonable care in selecting and monitoring the performance of third parties, who perform services for the Fund. SMC, LLC shall not guarantee the performance of such persons.

Paragraphs 2(a) and (b) shall be deleted in their entirety and the following paragraphs shall be inserted in lieu thereof:

     (a) EXPENSES OF SMC, LLC. SMC, LLC shall pay all expenses in connection with the performance of its services under this Agreement, including with respect to the Equity and Global Series, all fees and charges of third parties providing services to the Fund, whether or not such expenses are billed to SMC, LLC or the Fund, except as provided otherwise herein.

     (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SMC, LLC for the payment of the following described expenses of the Fund whether or not billed to the Fund, SMC, LLC or any related entity:

            (i)  brokerage fees and commissions;

           (ii)  taxes;

          (iii)  interest expenses;

           (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

            (v)  distribution  fees paid under the Fund's  Class B  Distribution
                 Plan;

          and, in addition to those expenses set forth above, Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series shall pay all expenses of the Series whether or not billed to the Fund, SMC, LLC or any related entity, including, but not limited to the following: Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements of additional information, notices and distributions to stockholders; costs of stockholder and other meetings; and expenses of maintaining the Fund's corporate existence.

Paragraph 3(a) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

 3.  COMPENSATION OF SMC, LLC.

     (a) As compensation for the services to be rendered by SMC, LLC to Equity Series and Global Series as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay SMC, LLC an annual fee equal to
     (1) 2 percent of the first $10 million of the average daily net assets, 1 1/2 percent of the next $20 million of the average daily net assets, and 1 percent of the remaining average daily net assets of the Equity Series of the Fund for any fiscal year, and (2) 2 percent of the first $70 million of the average daily net assets and 1 1/2 percent of the remaining average daily net assets of the Global Series of the Fund for any fiscal year. Such fees shall be determined daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC, LLC to Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series, for each of the years this agreement is in effect, the Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series shall each pay SMC, LLC an annual fee equal to 1% of their respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC, LLC to Asset Allocation Series, the Asset Allocation Series shall pay SMC, LLC an annual fee equal to .045% of the average daily net assets of Asset Allocation Series, plus the greater of .10% of its average daily net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997, and (iii) $60,000 thereafter. Such fees shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC, LLC to Social Awareness Series, Value Series and Small Company Series, each such Series shall pay SMC, LLC an annual fee equal to .09% of their respective average daily net assets. Such fees shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SMC, LLC's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     For transfer agency services provided by SMC, LCC to Asset Allocation Series, Social Awareness Series, Value Series, and Small Company Series, each such Series shall pay a Maintenance Fee of $8.00 per account, a Transaction Fee of $1.00 per account and a Dividend Fee of $1.00 per account.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Management and Services Agreement this 15th day of September, 1997.

                                         SECURITY EQUITY FUND

                                         By: JOHN D. CLELAND
                                             -----------------------------------
                                             John D. Cleland, President
ATTEST:

By: AMY J. LEE
    ----------------------------------
    Amy J. Lee, Secretary
                                         SECURITY MANAGEMENT COMPANY, LLC

                                         By: JEFFREY B. PANTAGES
                                             -----------------------------------
                                             Jeffrey B. Pantages, President
ATTEST:

By: AMY J. LEE
    ----------------------------------
    Amy J. Lee, Secretary

                                  AMENDMENT TO
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

WHEREAS, Security Equity Fund (the "Fund") and Security Management Company, LLC ("SMC, LLC") are parties to an Investment Management and Services Agreement, dated December 8, 1988, as amended (the "Agreement"), under which SMC, LLC agrees to provide investment research and advice, general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Agreement;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund authorized the Fund to offer its common stock in three new series designated as the International Series, Enhanced Index Series and Select 25 Series, in addition to its presently offered series of common stock of Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series, with each series representing separate interests in a separate portfolio of securities and other assets;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund further authorized the Fund to offer shares of the International Series, Enhanced Index Series and Select 25 Series in three classes, designated Class A shares, Class B shares, and Class C shares;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund approved the amendment of the Agreement to provide that SMC, LLC would provide investment advisory and business management services to each class of common stock of the International Series, Enhanced Index Series and Select 25 Series of the Fund under the terms and conditions of the Agreement; and

WHEREAS, on November 6, 1998, the Board of Directors of the Fund authorized the Fund to offer shares of the Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series in a new class of shares designated as Class C shares; and

WHEREAS, this amendment to the Agreement is subject to the approval of the initial shareholder of the International Series, Enhanced Index Series and Select 25 Series and the initial shareholder of the Class C shares of the Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and SMC, LLC hereby amend the Agreement, effective January 28, 1999, to provide that SMC, LLC shall provide all investment advisory services, general administrative, fund accounting, transfer agency and dividend disbursing services to the International Series, Enhanced Index Series and Select 25 Series of the Fund pursuant to the terms set forth in the Agreement, as amended and as follows.

Paragraph 1 is deleted in its entirety and the following paragraph inserted in lieu thereof:

    1.  EMPLOYMENT OF SMC, LLC.

The Fund hereby employs SMC, LLC to (a) act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein; (b) provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference; and (c) arrange for, and monitor, the provision to the Fund of all other services required by the Fund, including but not limited to services of independent accountants, legal counsel, custodial services and printing. SMC, LLC may, in accordance with all applicable legal requirements, engage the services of other persons or entities, regardless of any affiliation with SMC, LLC, to provide services to the Fund under this Agreement. SMC, LLC shall bear the expense of providing such other services to the Equity and Global Series. Asset Allocation Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series and Select 25 Series shall bear the expense of such other services and all other expenses of the Series. SMC, LLC agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify and shall use reasonable care in selecting and monitoring the performance of third parties, who perform services for the Fund. SMC, LLC shall not guarantee the performance of such persons.

Paragraphs 2(a) and (b) shall be deleted in their entirety and the following paragraphs shall be inserted in lieu thereof:

     (a) EXPENSES OF SMC, LLC. SMC, LLC shall pay all expenses in connection with the performance of its services under this Agreement, including with respect to the Equity and Global Series, all fees and charges of third parties providing services to the Fund, whether or not such expenses are billed to SMC, LLC or the Fund, except as provided otherwise herein.

     (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SMC, LLC for the payment of the following described expenses of the Fund whether or not billed to the Fund, SMC, LLC or any related entity:

       (i)  brokerage fees and commissions;

      (ii)  taxes;

     (iii)  interest expenses;

      (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

       (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

     and, in addition to those expenses set forth above, Asset Allocation Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series and Select 25 Series shall pay all expenses of the Series whether or not billed to the Fund, SMC, LLC or any related entity, including, but not limited to the following: Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements of additional information, notices and distributions to stockholders; costs of stockholder and other meetings; and expenses of maintaining the Fund's corporate existence. Notwithstanding the foregoing, SMC, LLC shall pay all expenses related to the initial registration and qualification of the Class C shares of Asset Allocation Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series and Select 25 Series, under the Blue Sky laws of the states where such class of stock is offered.

A new paragraph 2(c) shall be added to the Agreement as follows:

     (c) EXPENSE CAP. For each of the Fund's full fiscal year this Agreement remains in force, SMC, LLC agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), brokerage fees and commissions, and 12b-1 fees paid under a Fund's Class A, Class B or Class C Distribution Plans, but inclusive of SMC LLC's compensation, exceeds the amount set forth below (the "Expense Cap"), SMC, LLC will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

     Expense Cap

     International Series, Class A, B and C shares - 2.25%
     Enhanced Index Series, Class A, B and C shares - 1.75%
     Select 25 Series, Class A, B and C shares - 1.75%

Paragraph 3(a) and 3(b) shall be deleted in their entirety and the following paragraphs inserted in lieu thereof:

 3.  COMPENSATION OF SMC, LLC.

     (a) As compensation for the services to be rendered by SMC, LLC to Equity Series and Global Series as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay SMC, LLC an annual fee equal to
     (1) 2 percent of the first $10 million of the average daily net assets, 1 1/2 percent of the next $20 million of the average daily net assets, and 1 percent of the remaining average daily net assets of the Equity Series of the Fund for any fiscal year, and (2) 2 percent of the first $70 million of the average daily net assets and 1 1/2 percent of the remaining average daily net assets of the Global Series of the Fund for any fiscal year. Such fees shall be determined daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC, LLC to Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series, for each of the years this Agreement is in effect, the Asset Allocation Series, Social Awareness Series, Value Series and Small Company Series shall each pay SMC, LLC an annual fee equal to 1% of their respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC, LLC to International Series for each of the years this Agreement is in effect, the International Series shall pay SMC, LLC an annual fee equal to 1.10% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC, LLC to Enhanced Index Series and Select 25 Series for each of the years this Agreement is in effect, the Enhanced Index Series and Select 25 Series shall each pay SMC, LLC an annual fee equal to .75% of their respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC, LLC to Asset Allocation Series, the Asset Allocation Series shall pay SMC, LLC an annual fee equal to .045% of the average daily net assets of Asset Allocation Series, plus the greater of .10% of its average daily net assets or $60,000. As compensation for the administrative services to be rendered by SMC, LLC to International Series, the International Series shall pay SMC, LLC an annual fee equal to .05% of the average daily net assets of International Series, plus the greater of .10% of its average daily net assets or (i) $30,000 in the year ended January 31, 2000; (ii) $45,000 in the year ending January 31, 2001 and (iii) $60,000 thereafter. Such fees shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC, LLC to Social Awareness Series, Value Series, Small Company Series, Enhanced Index Series and Select 25 Series, each such Series shall pay SMC, LLC an annual fee equal to .09% of their respective average daily net assets. Such fees shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SMC, LLC's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     For transfer agency services provided by SMC, LCC to Asset Allocation Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series, and Select 25 Series, each such Series shall pay a Maintenance Fee of $8.00 per account, a Transaction Fee of $1.00 per account and a Dividend Fee of $1.00 per account.

     (b) For each of the Fund's fiscal years this Agreement remains in force, SMC agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of SMC's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, SMC will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Management and Services Agreement this 28th day of January, 1999.

                                        SECURITY EQUITY FUND

                                        By:     JOHN D. CLELAND
                                           -------------------------------------
                                           John D. Cleland, President
ATTEST:

By: AMY J. LEE
   -------------------------------
   Amy J. Lee, Secretary
                                        SECURITY MANAGEMENT COMPANY, LLC

                                        By:     JAMES R. SCHMANK
                                           -------------------------------------
                                           James R. Schmank, President
ATTEST:

By:  AMY J. LEE
   -------------------------------
   Amy J. Lee, Secretary